0101-0137123
(Last Revised 8/2010)
Arizona Galvanizing,
Inc.
75-2508628
4/28/93
Hobson Galvanizing,
Inc.
72-1350019
4/4/97
Arkgalv, Inc.
( d/b/a Arkansas
Galvanizing, Inc.)
75-2254883
11/29/88
AR
AR
MS
MS
The Calvert Company,
Inc.
64-0792921
9/28/90
MS
AZ
AZ
LA
LA
AZZ Holdings, Inc.
DE
Aztec
Manufacturing
Partnership, Ltd.
75-2403896
12/4/91
TX
TX
Rig-A-Lite
Partnership,
Ltd.
75-0353821
12/4/91
TX
TX
TX
TX
Aztec
Manufacturing-
Waskom Partnership,
Ltd.
75-2403909
12/4/91
International
Galvanizers
Partnership, Ltd.
76-0553184
11/26/97
T
X
T
X
1% General
Partner
99% Limited
Partner
Aztec Industries, Inc. -
Moss Point
75-2107319
 3/1/86
MS
Automatic
Processing
Incorporated
64-0594499
1/6/77
State of Commercial Domicile
Date of Formation
Reporting Legend:
Domestic
Corporation
Domestic
Limited
Partnership
State of Formation
AZZ
75-2222222
3/29/59
TX
DE
Footnote Reference
FEIN
MS
Drilling Rig
Electrical Systems
Co.
Partnership, Ltd.
75-2733744
12/29/97
T
X
T
X
AZZ incorporated
75-0948250
3/26/56
TX
TX
AL
AL
Gulf Coast
Galvanizing, Inc.
75-2493283
1/28/94
TX
DE
Arbor-Crowley, Inc.
51-0337454
12/3/91
KS
KS
Atkinson Industries,
Inc.
48-0126010
1/23/36
Aztec Industries,
Inc.
75-1318815
8/21/69
MS
MS
MS
AZZ GP, LLC
No FEÍN
9/30/2000
TX
DE
AZZ LP, LLC
No FEÍN
9/30/2000
TX
DE
Domestic “Check-
the-Box” Limited
Partnership
Domestic
LLC
CGIT Systems, Inc.
75-2832437
9/1/99
MA
DE
Westside Galvanizing
Services, Inc.
72-0866859
2/1/2000
LA
DE
AZZ
Group, LP
75-2403898
9/30/00
TX
DE
1% General
Partner
99% Limited Partner
Central Electric
Company
MO 43-0995652 MO
Carter and Crawley, Inc.
SC 75-2960819  DE
Central
Electric
Manufacturing
Company
MO  43-0716500 MO
Electrical
Power Systems,
Inc.
OK 43-1759385 MO
Clark Control
Systems, Inc.
TN 63-1148768 MO
Witt Galvanizing
Cincinnati, Inc.
OH  20-5044366 DE
Witt Galvanizing
Muncie, Inc.
IN 20-5044420 DE
Witt Galvanizing
Plymouth, Inc.
IN 20-5044257 DE
Schedule 1- Subsidiaries of Registrant
AAA Galvanizing
Chelsea, Inc.
OK 26-2027777 DE
AAA Galvanizing
Hamilton, Inc.
IN 26-2027127 DE
AAA Galvanizing
Winsted, Inc.
MN 26-2027898 DE
AAA Galvanizing
Peoria, Inc.
IL 26-2027580 DE
AAA Galvanizing
Joliet, Inc.
IL 26-2027280 DE
AAA Galvanizing
Dixon, Inc.
IL 26-2027459 DE
AZZ Canada Limited
 860168426 NP0001
Canada
AZZ Blenkhorn
& Sawle Limited
859454696
NP0001
Canada
AZZ Delaware, Inc.
27-0462691
8/01/09
Dba/
AZZ Galvanizing
Pilot
Dba/
AZZ Galvanizing
Bristol
DE
DE
North American
Galvanizing & Coatings
Inc.
 DE
North American
Galvanizing Company
73-1508795
 DE
NAGalv - Ohio,
Inc.
20-2399637

 DE
Rogers
Galvanizing
Company -
Kansas City
43-1722128 OK
Reinforcing
Services, Inc.
73-1450605

 OK
Premier
Coatings, Inc.
 OK
NAGALV -
WV, Inc.
26-3645136
 DE